Exhibit 99.2

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	SEPT 30, 2004	JUNE 30, 2004 (1)	SEPT 30, 2003 (1)

ASSETS:
CASH AND CASH EQUIVALENTS	$106,023	$93,897	$75,191
LOANS RECEIVABLE, NET	4,021,008	3,721,991	2,761,174
LOANS HELD FOR SALE	16,367	39,497	22,754
INVESTMENTS AND ASSET-BACKED SECURITIES (ABS) AVAILABLE FOR SALE	2,173,086	2,015,243	1,010,084
INVESTMENTS AND ABS HELD TO MATURITY	47,841	2,228	2,821
OFFICE PROPERTIES AND EQUIPMENT, NET	77,920	77,570	52,385
REAL ESTATE OWNED, NET	3,447	4,629	3,108
GOODWILL, NET	111,050	128,110	45,075
OTHER INTANGIBLE ASSETS, NET	20,403	20,959	2,960
BANK OWNED LIFE INSURANCE (BOLI)	92,792	91,703	72,168
PREPAID EXPENSES AND OTHER ASSETS, NET	63,509	63,284	30,145

TOTAL ASSETS	$6,733,446	$6,259,111	$4,077,865

LIABILITIES:
DEPOSITS	$3,776,932	$3,600,639	$2,421,043
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	1,593,503	1,336,439	964,140
REPURCHASE AGREEMENTS AND FED FUNDS	681,843	659,262	259,107
OTHER BORROWINGS	166,134	169,134	139,197
ACCRUED EXPENSES AND OTHER LIABILITIES	67,797	85,415	45,501
TOTAL LIABILITIES	6,286,209	5,850,889	3,828,988

SHAREHOLDERS’ EQUITY:
COMMON STOCK	22,791	22,615	14,812
ADDITIONAL PAID-IN CAPITAL	386,322	384,654	181,036
ACCUMULATED COMPREHENSIVE INCOME (LOSS):
UNREALIZED GAIN (LOSS) ON INVESTMENTS AND ABS (2)	(9,481)	(31,342)	(7,278)
RETAINED EARNINGS	47,605	32,295	60,307
TOTAL SHAREHOLDERS’ EQUITY	447,237	408,222	248,877

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,733,446	$6,259,111	$4,077,865

BOOK VALUE PER SHARE (3)	$19.62	$18.05	$15.28

TANGIBLE BOOK VALUE PER SHARE (4)	$13.86	$11.46	$12.33

SHARES OUTSTANDING AT END OF PERIOD	22,791,122	22,614,706	14,811,661

SHAREHOLDERS’ EQUITY TO TOTAL ASSETS	6.64%	6.52%	6.10%

TANGIBLE SHAREHOLDERS’ EQUITY TO TANGIBLE ASSETS (5)	4.78%	4.24%	4.98%

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Net of deferred income taxes.

(3)          Amounts as of September 30, 2003 have been restated to reflect the 10% stock dividend paid in May 2004.

(4)          Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(5)          Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPT 30, 2004	JUNE 30, 2004	SEPT 30, 2003 (1)	SEPT 30, 2004	SEPT 30, 2003 (1)
INTEREST INCOME:
LOANS	$57,665	$55,725	$43,179	$165,724	$125,894
ASSET-BACKED SECURITIES	22,642	20,055	10,558	61,985	29,744
INVESTMENTS AND CASH	1,319	1,460	959	4,548	3,194
TOTAL INTEREST INCOME	81,626	77,240	54,696	232,257	158,832

INTEREST EXPENSE:
DEPOSITS	13,696	12,386	9,322	38,233	27,835
BORROWINGS	17,729	16,130	13,046	49,410	40,058
TOTAL INTEREST EXPENSE	31,425	28,516	22,368	87,643	67,893

NET INTEREST INCOME	50,201	48,724	32,328	144,614	90,939

PROVISION FOR LOSSES ON LOANS	(3,000)	(3,000)	(2,850)	(8,850)	(7,650)
NET INTEREST INCOME AFTER PROVISION	47,201	45,724	29,478	135,764	83,289

OTHER INCOME:
FEES AND SERVICE CHARGES	8,116	8,434	5,052	24,836	14,260
MORTGAGE BANKING OPERATIONS	1,477	1,769	2,185	4,440	6,898
LOAN SERVICING FEES	129	160	518	435	449
NET GAIN (LOSS) ON SALES OF SECURITIES	1,264	848	(308)	4,571	2,729
REAL ESTATE OWNED OPERATIONS	196	(341)	125	(120)	(84)
BOLI	1,089	1,084	979	3,342	2,769
CHARGE RELATED TO EARLY REPAYMENT OF DEBT	0	0	0	0	(1,464)
OTHER NONINTEREST INCOME (EXPENSE)	396	(145)	(155)	(130)	(363)
TOTAL OTHER INCOME	12,667	11,809	8,396	37,374	25,194

OPERATING EXPENSES:
EMPLOYEE COMPENSATION AND BENEFITS	19,286	19,118	13,683	57,610	37,638
OCCUPANCY AND EQUIPMENT	5,901	5,929	3,641	17,048	10,805
AMORTIZATION OF OTHER INTANGIBLES	556	555	78	1,667	183
GOODWILL LITIGATION COSTS	146	25	236	286	550
MERGER AND ACQUISITION COSTS	0	922	166	4,835	354
OTHER	10,681	10,539	6,851	29,931	19,140
TOTAL OPERATING EXPENSES	36,570	37,088	24,655	111,377	68,670

INCOME BEFORE INCOME TAXES	23,298	20,445	13,219	61,761	39,813
INCOME TAX PROVISION	(7,988)	(6,962)	(4,594)	(20,984)	(13,888)

NET INCOME	$15,310	$13,483	$8,625	$40,777	$25,925

EARNINGS PER SHARE - BASIC (2)	$0.68	$0.60	$0.53	$1.81	$1.63
EARNINGS PER SHARE - DILUTED (2)	$0.66	$0.58	$0.52	$1.77	$1.59

CORE EARNINGS (3)	$14,488	$13,531	$8,933	$40,949	$25,333
CORE EARNINGS PER SHARE - BASIC (3)	$0.64	$0.61	$0.55	$1.82	$1.60
CORE EARNINGS PER SHARE - DILUTED (3)	$0.63	$0.59	$0.53	$1.77	$1.56

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (2)	22,677,179	22,589,109	16,270,539	22,540,710	15,871,484
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (2)	23,147,968	23,100,053	16,699,624	23,084,009	16,260,885

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Weighted average shares and per share amounts for the applicable prior periods have been restated to reflect the 10% stock dividend paid in May 2004.

(3)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPT 30, 2004	JUNE 30, 2004	SEPT 30, 2003 (1)	SEPT 30, 2004	SEPT 30, 2003 (1)

NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO	5.91%	5.98%	6.10%	5.92%	6.30%
YIELD ON ASSET-BACKED SECURITIES	4.54%	4.36%	4.29%	4.50%	4.47%
YIELD ON INVESTMENTS AND CASH	3.10%	3.40%	3.87%	3.07%	4.37%
YIELD ON INTEREST-EARNING ASSETS	5.38%	5.38%	5.59%	5.37%	5.80%

COST OF DEPOSITS	1.46%	1.39%	1.53%	1.42%	1.39%
COST OF BORROWINGS	3.19%	3.04%	3.74%	3.12%	4.08%
COST OF INTEREST-BEARING LIABILITIES	2.11%	2.01%	2.33%	2.05%	2.52%

NET INTEREST SPREAD	3.27%	3.37%	3.26%	3.32%	3.28%

NET INTEREST MARGIN	3.31%	3.40%	3.31%	3.35%	3.32%

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.94%	0.86%	0.83%	0.87%	0.89%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (2)	0.89%	0.87%	0.86%	0.88%	0.87%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY	14.6%	12.4%	13.6%	13.0%	14.5%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS (2)	13.9%	12.5%	14.1%	13.1%	14.2%
RETURN ON AVERAGE TANGIBLE EQUITY (3)	22.8%	18.9%	16.9%	20.1%	18.1%
OPERATING EFFICIENCY	58.2%	61.3%	60.5%	61.2%	59.1%
OPERATING EFFICIENCY, CORE OPERATING BASIS (2)	60.2%	61.2%	59.3%	61.0%	59.8%
NONINTEREST EXPENSE TO AVERAGE ASSETS (ANNUALIZED)	2.24%	2.38%	2.38%	2.39%	2.37%

CAPITAL ADEQUACY:
SHAREHOLDERS’ EQUITY RATIO	6.6%	6.5%	6.1%	6.6%	6.1%
REGULATORY CAPITAL RATIOS (FOR STERLING SAVINGS BANK):
CORE CAPITAL RATIO	6.6%	6.7%	7.6%	6.6%	7.6%
TIER 1 RISK-BASED CAPITAL RATIO	9.9%	9.8%	10.1%	9.9%	10.1%
TOTAL RISK-BASED CAPITAL RATIO	10.8%	10.9%	11.1%	10.8%	11.1%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$105,421	$91,948	$146,908	$268,098	$425,601
MULTIFAMILY REAL ESTATE	2,588	21,080	23,693	39,005	54,135
COMMERCIAL REAL ESTATE	77,434	37,755	12,435	175,949	97,838
CONSTRUCTION	302,309	213,079	218,072	690,900	542,363
CONSUMER - DIRECT	79,779	127,792	69,127	275,703	163,067
CONSUMER - INDIRECT	12,903	11,512	24,081	37,322	53,943
BUSINESS BANKING	92,065	122,621	93,014	358,039	290,457
CORPORATE BANKING	76,156	160,576	16,055	279,972	114,685
TOTAL LOAN ORIGINATION VOLUME	$748,655	$786,363	$603,385	$2,124,988	$1,742,089

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. See Exhibit A for a reconciliation to reported earnings per share. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(3)          Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

	SEPT 30, 2004	JUNE 30, 2004	SEPT 30, 2003

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$718,686	$566,218	$377,459
MULTIFAMILY REAL ESTATE	176,287	185,487	161,830
COMMERCIAL REAL ESTATE	671,976	628,500	478,386
CONSTRUCTION	600,673	572,468	549,641
CONSUMER - DIRECT	537,985	510,362	294,520
CONSUMER - INDIRECT	115,495	106,503	91,488
BUSINESS BANKING	896,321	875,699	681,586
CORPORATE BANKING	357,929	330,540	167,123
DEFERRED LOAN FEES, NET	(7,054)	(8,535)	(7,118)
ALLOWANCE FOR LOSSES ON LOANS	(47,290)	(45,251)	(33,741)
NET LOANS RECEIVABLE	$4,021,008	$3,721,991	$2,761,174

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$45,251	$43,629	$32,034
ALLOWANCE FOR LOAN LOSSES ACQUIRED	0	0	0
PROVISION FOR LOSSES ON LOANS	3,000	3,000	2,850
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(961)	(1,378)	(1,143)
BALANCE AT END OF QUARTER	$47,290	$45,251	$33,741

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.10%	0.15%	0.16%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.10%	0.08%	0.10%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.16%	1.20%	1.21%

LOAN LOSS ALLOWANCE TO NONPERFORMING LOANS (EXCLUDING LOANS CLASSIFIED AS LOSS)	443.8%	428.7%	153.8%

NONPERFORMING LOANS TO NET LOANS	0.33%	0.33%	0.81%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$0	$0	$0
NONACCRUAL LOANS	12,097	10,856	21,151
RESTRUCTURED LOANS	1,341	1,387	1,232
TOTAL NONPERFORMING LOANS	13,438	12,243	22,383
REO	3,447	4,629	3,108
TOTAL NONPERFORMING ASSETS (NPA)	$16,885	$16,872	$25,491

NPA TO TOTAL ASSETS	0.25%	0.27%	0.63%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.34%	0.43%	0.87%

CLASSIFIED ASSETS	$74,623	$80,666	$69,264

CLASSIFIED ASSETS/TOTAL ASSETS	1.11%	1.29%	1.70%

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPT 30, 2004	JUNE 30, 2004	SEPT 30, 2003	SEPT 30, 2004	SEPT 30, 2003

AVERAGE BALANCE SHEET DATA:
AVERAGE LOANS	$3,881,064	$3,750,147	$2,806,570	$3,737,149	$2,671,177
AVERAGE ASSET-BACKED SECURITIES	1,985,485	1,848,578	975,730	1,838,727	889,482
AVERAGE INVESTMENTS AND CASH	169,293	172,817	98,379	198,071	97,830
AVERAGE INTEREST-EARNING ASSETS	$6,035,842	$5,771,542	$3,880,679	$5,773,947	$3,658,489

AVERAGE DEPOSITS	$3,727,825	$3,576,698	$2,421,711	$3,585,208	$2,284,685
AVERAGE BORROWINGS	2,208,496	2,132,482	1,384,432	2,116,533	1,312,917
AVERAGE INTEREST-BEARING LIABILITIES	$5,936,321	$5,709,180	$3,806,143	$5,701,741	$3,597,602

AVERAGE ASSETS	6,496,332	6,274,072	4,103,400	6,232,461	3,874,684

AVERAGE SHAREHOLDERS’ EQUITY	416,279	436,652	251,098	418,251	238,479

AVERAGE TANGIBLE EQUITY (1)	267,594	287,176	202,999	270,320	191,462

DEPOSITS DETAIL:
INTEREST-BEARING TRANSACTION ACCOUNTS	$415,706	$401,006	$306,622	$415,706	$306,622
NONINTEREST-BEARING TRANSACTION ACCOUNTS	576,456	525,329	315,235	576,456	315,235
SAVINGS AND MONEY MARKET DEMAND ACCOUNTS	1,116,203	1,095,266	641,771	1,116,203	641,771
TIME DEPOSITS	1,668,567	1,579,038	1,157,415	1,668,567	1,157,415
TOTAL DEPOSITS	$3,776,932	$3,600,639	$2,421,043	$3,776,932	$2,421,043

NUMBER OF TRANSACTION ACCOUNTS (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	45,382	46,145	33,258	45,382	33,258
NONINTEREST-BEARING TRANSACTION ACCOUNTS	101,492	99,496	52,377	101,492	52,377

TOTAL TRANSACTION ACCOUNTS	146,874	145,641	85,635	146,874	85,635

FULL-TIME EQUIVALENT EMPLOYEES AT END OF PERIOD:	1,610	1,552	1,104	1,610	1,104

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$20,774	$20,848	$9,905	$56,683	$26,911

(1)          Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

EXHIBIT A - RECONCILIATION SCHEDULE

	AS OF OR FOR THE THREE MONTHS ENDED			AS OF OR FOR THE NINE MONTHS ENDED
	SEPT 30, 2004	JUNE 30, 2004	SEPT 30, 2003 (1)	SEPT 30, 2004	SEPT 30, 2003 (1)
CORE EARNINGS: (2)
NET INCOME, AS REPORTED	$15,310	$13,483	$8,625	$40,777	$25,925
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(822)	(551)	200	(2,971)	(1,774)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0	599	108	3,143	230
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0	0	0	0	952
CORE EARNINGS	$14,488	$13,531	$8,933	$40,949	$25,333

CORE EARNINGS PER SHARE - BASIC: (2)
EARNINGS PER SHARE - BASIC, AS REPORTED	$0.68	$0.60	$0.53	$1.81	$1.63
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.04)	(0.02)	0.01	(0.13)	(0.10)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.03	0.01	0.14	0.01
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	0.00	0.06
CORE EARNINGS PER SHARE - BASIC	$0.64	$0.61	$0.55	$1.82	$1.60

CORE EARNINGS PER SHARE - DILUTED: (2)
EARNINGS PER SHARE - DILUTED, AS REPORTED	$0.66	$0.58	$0.52	$1.77	$1.59
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.03)	(0.02)	0.00	(0.14)	(0.10)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.03	0.01	0.14	0.01
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	0.00	0.06
CORE EARNINGS PER SHARE - DILUTED	$0.63	$0.59	$0.53	$1.77	$1.56

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	22,677,179	22,589,109	16,270,539	22,540,710	15,871,484
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	23,147,968	23,100,053	16,699,624	23,084,009	16,260,885
COMMON SHARES OUTSTANDING (1)	22,791,122	22,614,706	16,292,827	22,791,122	16,292,827

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE ASSETS, AS REPORTED	0.94%	0.86%	0.83%	0.87%	0.89%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.05)%	(0.04)%	0.02%	(0.06)%	(0.06)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00%	0.05%	0.01%	0.07%	0.01%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00%	0.00%	0.00%	0.00%	0.03%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.89%	0.87%	0.86%	0.88%	0.87%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, AS REPORTED	14.6%	12.4%	13.6%	13.0%	14.5%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.7)%	(0.5)%	0.3%	(1.0)%	(1.0)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.0%	0.6%	0.2%	1.0%	0.2%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	0.0%	0.0%	0.0%	0.5%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS	13.9%	12.5%	14.1%	13.1%	14.2%

AVERAGE ASSETS	$6,496,332	$6,274,072	$4,103,400	$6,232,461	$3,874,684
AVERAGE SHAREHOLDERS’ EQUITY	416,279	436,652	251,098	418,251	238,479

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS: (2)
OPERATING EFFICIENCY RATIO, AS REPORTED	58.2%	61.3%	60.5%	61.2%	59.1%
ADD BACK: NET (GAIN) LOSS ON SECURITIES	2.0%	1.4%	(0.8)%	2.5%	2.3%
SUBTRACT: MERGER AND ACQUISITION COSTS	0.0%	(1.5)%	(0.4)%	(2.7)%	(0.3)%
SUBTRACT: CHARGE ON EARLY DEBT REPAYMENT	0.0%	0.0%	0.0%	0.0%	(1.3)%
OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS	60.2%	61.2%	59.3%	61.0%	59.8%

ADJUSTED SHAREHOLDERS’ EQUITY:
SHAREHOLDERS’ EQUITY, AS REPORTED	$447,237	$408,222	$248,877	$447,237	$248,877
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND ABS, NET	9,481	31,342	7,278	9,481	7,278
ADJUSTED SHAREHOLDERS EQUITY	$456,718	$439,564	$256,155	$456,718	$256,155

ADJUSTED BOOK VALUE PER SHARE:
BOOK VALUE PER SHARE, AS REPORTED	$19.62	$18.05	$15.28	$19.62	$15.28
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND ABS, NET	0.42	1.39	0.45	0.42	0.45
ADJUSTED BOOK VALUE PER SHARE	$20.04	$19.44	$15.73	$20.04	$15.73

(1)          Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2004.

(2)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial  condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.